WASX982691 | 90094-P1

LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JULY 25, 2022, TO THE

SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2022, OF

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND (THE “FUND”)

Proposed Reorganization of the Fund

The following language is added to the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

The Board of Trustees, on behalf of the fund (herein also referred to as the “Acquired Fund”), has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by Western Asset High Yield Fund (the “Acquiring Fund”), a series of Western Asset Funds, Inc., in exchange for shares of the Acquiring Fund (the “Reorganization”). The fund would then be terminated, and shares of the Acquiring Fund would be distributed to fund shareholders.

The Reorganization does not require shareholder approval but is subject to the satisfaction of certain closing conditions. If the closing conditions are satisfied, the Reorganization is expected to occur on or about November 18, 2022. Effective at the close of market on or about September 26, 2022, the fund will be closed to all new investors except as noted below. Existing investors who had an open and funded account on September 26, 2022, can continue to invest in the fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in the fund after the close of market on September 26, 2022: (1) clients of discretionary investment allocation programs where such programs had investments in the fund prior to the close of market on September 26, 2022; and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the fund was available to participants prior to the close of market on September 26, 2022. Effective after the close of market on or about November 11, 2022, the fund will not accept any additional purchases or exchanges. The fund reserves the right to change this policy at any time.

Under the Reorganization, each shareholder of the Acquired Fund would receive, without paying any sales charges, a number of full and fractional Class A, C, R, I or IS shares, as the case may be, of the Acquiring Fund, with an aggregate net asset value equal to the aggregate net asset value of the Class A, C, CI, R, I or IS shares of the Acquired Fund held by such shareholder immediately prior to the closing of the Reorganization. Prior to the Reorganization, Class C1 shares of the Acquired Fund would be converted to Class A shares so that shareholders of Class C1 shares of the Acquired Fund would receive Class A shares of the Acquiring Fund in the Reorganization. The Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that shareholders of the Acquired Fund would not, and the Acquired Fund generally would not, recognize gain or loss as a direct result of the Reorganization.

A prospectus/information statement describing the Reorganization will be provided to shareholders in advance of the closing of the Reorganization. Please read the prospectus/information statement carefully because it will contain important information about the Reorganization, the Agreement and Plan of Reorganization, and the Acquiring Fund.

Please retain this supplement for future reference.